Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF INCOME

	Three months ended		Six months ended
	June 30,		June 30,
	2008	2007	2008	2007
	(unaudited; in millions, except per unit amounts)

Operating revenue	$2,932.2	$1,738.7	$5,367.5	$3,451.4
Operating expenses
Cost of natural gas	2,614.3	1,475.6	4,713.1	2,959.9
Operating and administrative	121.8	105.1	238.5	202.8
Power	31.3	27.3	69.6	57.4
Depreciation and amortization	55.3	39.8	104.5	76.3
	2,822.7	1,647.8	5,125.7	3,296.4
Operating income	109.5	90.9	241.8	155.0
Interest expense	51.4	21.5	79.0	46.8
Other income	2.5	0.5	2.2	1.9
Income before income tax expense	60.6	69.9	165.0	110.1
Income tax expense	1.8	1.3	3.1	2.4
Net income	$58.8	$68.6	$161.9	$107.7
Net income allocable to limited partner units	$48.4	$59.3	$140.2	$90.7
Net income per limited partner unit (basic and diluted)	$0.50	$0.69	$1.49	$1.10
Weighted average limited partner units outstanding	96.3	86.5	94.4	82.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,
	2008	2007
	(unaudited; in millions)
Cash provided by operating activities
Net income	$161.9	$107.7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	104.5	76.3
Derivative fair value (gains) losses	30.1	12.6
Other	10.9	(1.5)
Changes in operating assets and liabilities, net of cash acquired:
Receivables, trade and other	(14.9)	49.4
Due from General Partner and affiliates	(6.3)	5.0
Accrued receivables	(265.3)	43.5
Inventory	(21.3)	(3.9)
Current and long term other assets	(2.8)	(4.5)
Due to General Partner and affiliates	18.9	19.7
Accounts payable and other	2.8	(14.5)
Accrued purchases	258.7	(42.4)
Interest payable	13.8	5.3
Property and other taxes payable	4.8	6.0
Settlement of interest rate derivatives	(22.1)	—
Net cash provided by operating activities	273.7	258.7
Cash used in investing activities
Additions to property, plant and equipment	(672.1)	(891.5)
Changes in construction payables	(40.8)	87.2
Other	(5.4)	(1.1)
Net cash used in investing activities	(718.3)	(805.4)
Cash provided by financing activities
Net proceeds from unit issuances	221.8	628.8
Distributions to partners	(137.0)	(115.8)
Net repayments under Credit Facility	(150.0)	—
Net repayments of commercial paper	(168.6)	(46.5)
Net proceeds from Senior Note issuances	790.2	—
Net cash provided by financing activities	556.4	466.5
Net decrease in cash and cash equivalents	111.8	(80.2)
Cash and cash equivalents at beginning of year	50.5	184.6
Cash and cash equivalents at end of period	$162.3	$104.4

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30, 2008	December 31, 2007
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$162.3	$50.5
Receivables, trade and other, net of allowance for doubtful accounts of $1.8 in 2008 and $1.9 in 2007	174.2	157.8
Due from General Partner and affiliates	33.5	27.2
Accrued receivables	864.1	598.8
Inventory	131.9	110.6
Other current assets	10.1	14.8
	1,376.1	959.7
Property, plant and equipment, net	6,128.2	5,554.9
Goodwill.	256.5	256.5
Intangibles, net	90.8	91.5
Other assets, net	35.5	29.0
	$7,887.1	$6,891.6
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$64.7	$45.8
Accounts payable and other	460.2	400.4
Accrued purchases	862.5	603.8
Interest payable	34.7	20.9
Property and other taxes payable	27.3	22.5
Current maturities of long term debt	231.0	31.0
	1,680.4	1,124.4
Long term debt	3,146.6	2,862.9
Notes payable to affiliate	130.0	130.0
Other long-term liabilities	302.4	202.8
	5,259.4	4,320.1
Commitments and contingencies

Partners’ capital
Class A common units (59,838,834 at June 30, 2008 and 55,238,834 at December 31, 2007)	1,523.4	1,340.7
Class B common units (3,912,750 at June 30, 2008 and December 31, 2007)	77.1	72.9
Class C units (18,767,526 at June 30, 2008 and 18,073,367 at December 31, 2007)	900.7	874.1
i-units (14,070,848 at June 30, 2008 and 13,564,086 at December 31, 2007)	542.4	515.3
General Partner	69.0	62.9
Accumulated other comprehensive loss	(484.9)	(294.4)
	2,627.7	2,571.5
	$7,887.1	$6,891.6

NET INCOME PER LIMITED PARTNER UNIT

Net income per limited partner unit is computed by dividing net income, after deduction of Enbridge Energy Company, Inc.’s (the “General Partner”) allocation, by the weighted average number of our limited partner units outstanding. The General Partner’s allocation is equal to an amount based upon its general partner interest, adjusted to reflect an amount equal to its incentive distributions and an amount required to reflect depreciation on the General Partner’s historical cost basis for assets contributed on formation of the Partnership. We have no dilutive securities. Net income per limited partner unit was determined as follows:

	Three months ended		Six months ended
	June 30,		June 30,
	2008	2007	2008	2007
	(unaudited; in millions, except per unit amounts)

Net income	$58.8	$68.6	$161.9	$107.7
Allocations to the General Partner:
Net income allocated to the General Partner	(1.1)	(1.4)	(3.2)	(2.2)
Incentive income allocated to the General Partner	(9.2)	(7.9)	(18.4)	(14.7)
Historical cost depreciation adjustments	(0.1)	—	(0.1)	(0.1)
	(10.4)	(9.3)	(21.7)	(17.0)
Net income allocable to limited partner units	$48.4	$59.3	$140.2	$90.7
Net income per limited partner unit (basic and diluted)	$0.50	$0.69	$1.49	$1.10
Weighted average limited partner units outstanding	96.3	86.5	94.4	82.2

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments:

The following tables present certain financial information about our business segments:

	For the three months ended June 30, 2008
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$189.2	$2,280.7	$1,474.2	$—	$3,944.1
Less: Intersegment revenue	0.2	944.3	67.4	—	1,011.9
Operating revenue	189.0	1,336.4	1,406.8	—	2,932.2
Cost of natural gas	—	1,192.6	1,421.7	—	2,614.3
Operating and administrative	41.3	77.1	2.3	1.1	121.8
Power	31.3	—	—	—	31.3
Depreciation and amortization	26.7	28.2	0.4	—	55.3
Operating income	89.7	38.5	(17.6)	(1.1)	109.5
Interest expense	—	—	—	51.4	51.4
Other income	—	—	—	2.5	2.5
Income before income tax expense	89.7	38.5	(17.6)	(50.0)	60.6
Income tax expense	—	—	—	1.8	1.8
Net income	$89.7	$38.5	$(17.6)	$(51.8)	$58.8
Capital expenditures (excluding acquisitions)	$204.9	$90.4	$—	$3.3	$298.6

(1)              Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	For the three months ended June 30, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$129.4	$1,384.4	$954.3	$—	$2,468.1
Less: Intersegment revenue	—	670.1	59.3	—	729.4
Operating revenue	129.4	714.3	895.0	—	1,738.7
Cost of natural gas	—	591.8	883.8	—	1,475.6
Operating and administrative	40.6	60.9	1.9	1.7	105.1
Power	27.3	—	—	—	27.3
Depreciation and amortization	16.7	22.4	0.7	—	39.8
Operating income	44.8	39.2	8.6	(1.7)	90.9
Interest expense	—	—	—	21.5	21.5
Other income	—	—	—	0.5	0.5
Income before income tax expense	44.8	39.2	8.6	(22.7)	69.9
Income tax expense	—	—	—	1.3	1.3
Net income	$44.8	$39.2	$8.6	$(24.0)	$68.6
Capital expenditures (excluding acquisitions)	$270.2	$219.2	$0.3	$2.5	$492.2

(1)                Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	As of and for the six months ended June 30, 2008
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$346.2	$4,154.8	$2,673.0	$—	$7,174.0
Less: Intersegment revenue	0.2	1,654.4	151.9	—	1,806.5
Operating revenue	346.0	2,500.4	2,521.1	—	5,367.5
Cost of natural gas	—	2,180.4	2,532.7	—	4,713.1
Operating and administrative	78.8	152.0	4.6	3.1	238.5
Power	69.6	—	—	—	69.6
Depreciation and amortization	46.3	57.3	0.9	—	104.5
Operating income	151.3	110.7	(17.1)	(3.1)	241.8
Interest expense	—	—	—	79.0	79.0
Other income	—	—	—	2.2	2.2
Income before income tax expense	151.3	110.7	(17.1)	(79.9)	165.0
Income tax expense	—	—	—	3.1	3.1
Net income	$151.3	$110.7	$(17.1)	$(83.0)	$161.9
Total assets	$3,460.5	$3,652.4	$549.5	$224.7	$7,887.1
Capital expenditures (excluding acquisitions)	$501.7	$163.9	$—	$6.5	$672.1

(1)                Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	As of and for the six months ended June 30, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$262.2	$2,708.7	$1,843.7	$—	$4,814.6
Less: Intersegment revenue	—	1,238.9	124.3	—	1,363.2
Operating revenue	262.2	1,469.8	1,719.4	—	3,451.4
Cost of natural gas	—	1,255.0	1,704.9	—	2,959.9
Operating and administrative	74.3	122.2	3.5	2.8	202.8
Power	57.4	—	—	—	57.4
Depreciation and amortization	33.1	42.4	0.8	—	76.3
Operating income	97.4	50.2	10.2	(2.8)	155.0
Interest expense	—	—	—	46.8	46.8
Other income	—	—	—	1.9	1.9
Income before income tax expense	97.4	50.2	10.2	(47.7)	110.1
Income tax expense	—	—	—	2.4	2.4
Net income	$97.4	$50.2	$10.2	$(50.1)	$107.7
Total assets	$2,279.0	$3,074.0	$353.1	$170.4	$5,876.5
Capital expenditures (excluding acquisitions)	$493.4	$385.9	$1.5	$10.7	$891.5

(1)                Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.